                                                                EXHIBIT 99.1


COMPOSITION OF THE DISCOVER CARD PORTFOLIO

     Geographic Distribution. The Discover Card Portfolio is not concentrated geographically. As of June 30, 1996, the five states with the largest receivables balances were as follows:

                                                    PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                                          OF DISCOVER CARD PORTFOLIO
                             STATE                            AS OF JUNE 30, 1996
            -------------------------------------------------------------------------------
            California..............................                  11.2%
            Texas...................................                   9.1%
            New York................................                   6.8%
            Florida.................................                   5.6%
            Illinois................................                   5.1%

     No other state accounted for more than 5% of the total receivables balance of the Discover Card Portfolio as of June 30, 1996.

     Credit Limit Information. Credit limit information as of June 30, 1996 with respect to the Discover Card Portfolio is summarized as follows:

                                                                           PERCENTAGE
                                                            RECEIVABLES     OF TOTAL
                                                            OUTSTANDING    RECEIVABLES
                            CREDIT LIMIT                      (000'S)      OUTSTANDING
            ---------------------------------------------   -----------    -----------
            Less than or equal to $1,000.00..............   $   736,590         2.9%
            $1,000.01 to $2,000.00.......................   $ 4,345,065        17.2%
            $2,000.01 to $3,000.00.......................   $ 3,174,849        12.6%
            Over $3,000.00...............................   $16,963,127        67.3%
                                                             ----------       -----
                 Total...................................   $25,219,631       100.0%
                                                             ==========       =====

     Seasoning. As of June 30, 1996, 76.1% of the accounts in the Discover Card Portfolio were at least 24 months old. The distribution of the age of accounts in the Discover Card Portfolio as of June 30, 1996 was as follows:

                                                              PERCENTAGE     PERCENTAGE
                            AGE OF ACCOUNTS                   OF ACCOUNTS    OF BALANCES
            -----------------------------------------------   -----------    -----------
            Less than 12 Months............................       11.7%          10.9%
            12 to 23 Months................................       12.2%          12.8%
            24 to 35 Months................................       11.1%          12.1%
            36 Months and Greater..........................       65.0%          64.2%
                                                                 -----          -----
                                                                 100.0%         100.0%
                                                                 =====          =====

     Summary Yield Information. The annualized aggregate monthly yield for the Discover Card Portfolio is summarized as follows:

                                                                           SIX MONTHS
                                                                              ENDED
                                                                          JUNE 30, 1996
                                                                          -------------
          Aggregate Monthly Yields(1)
            Excluding Recoveries(2)....................................       17.27%
            Including Recoveries(3)....................................       17.72%

- ------------------------------
(1) Monthly Yield is calculated by dividing monthly finance charges billed by beginning monthly balance. Monthly finance charges include cash advance item charges, late fees, and as of March 1, 1996, overlimit fees, but exclude certain other items, such as annual membership fees, if any. Aggregate Monthly Yield is the average of monthly yields annualized for each period shown.

(2) Monthly Yield excluding any recoveries received with respect to charged-off accounts.

(3) Monthly Yield including recoveries received with respect to charged-off accounts.

     Summary Current Delinquency Information. Current delinquency information as of June 30, 1996 with respect to the Discover Card Portfolio is summarized as follows:

                                                                AGGREGATE
                                                                BALANCES      PERCENTAGE
                            PAYMENT STATUS                       (000'S)      OF BALANCES
          --------------------------------------------------   -----------    -----------
          Current...........................................   $21,881,125        86.8%
          1 to 29 Days......................................   $ 1,878,751         7.5%
          30 to 59 Days.....................................   $   629,271         2.5%
          60 to 89 Days.....................................   $   304,157         1.2%
          90 to 119 Days....................................   $   237,569         0.9%
          120 to 149 Days...................................   $   134,836         0.5%
          150 to 179 Days...................................   $   153,922         0.6%
                                                               -----------        -----
                                                               $25,219,631       100.0%
                                                               ===========        =====

     Summary Historical Delinquency Information. Historical delinquency information with respect to the Discover Card Portfolio is summarized as follows:

                                                                      AVERAGE OF
                                                                   SIX MONTHS ENDED
                                                                    JUNE 30, 1996
                                                              --------------------------
                                                              DELINQUENT
                                                                AMOUNT
                                                               (000'S)     PERCENTAGE(1)
                                                              ----------   -------------
          30-59 Days......................................... $  628,370        2.6%
          60-89 Days......................................... $  328,701        1.3%
          90-179 Days........................................ $  542,421        2.2%
                                                                --------         ---
               Total......................................... $1,499,492        6.1%
                                                                ========         ===

- ------------------------------
(1) The percentages are the result of dividing Delinquent Amount by Average Receivables Outstanding for the applicable period. Delinquent Amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. Average Receivables Outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

     Summary Charge-Off Information. Charge-off information with respect to the Discover Card Portfolio is summarized as follows:

                                                                               SIX MONTHS
                                                                                 ENDED
                                                                             JUNE 30, 1996
                                                                             --------------
    Average Receivables Outstanding(1)......................................  $ 24,569,144
    Gross Charge-Offs.......................................................  $    668,604
    Gross Charge-Offs as a Percentage of Average Receivables
      Outstanding...........................................................          5.44%

- ------------------------------
(1) Average Receivables Outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

     Summary Payment Rate Information(1). The monthly rate of payments in the Discover Card Portfolio is summarized as follows:

                                                                               SIX MONTHS
                                                                                 ENDED
                                                                             JUNE 30, 1996
                                                                             --------------
    Average Monthly Payment Rate(2)........................................      15.56%
    High Monthly Payment Rate..............................................      18.08%
    Low Monthly Payment Rate...............................................      13.91%

- ------------------------------
(1) Monthly Payment Rate is calculated by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month.

(2) Average Monthly Payment Rate for a period is equal to the sum of individual monthly payment rates for the period divided by the number of months in the period.